EXHIBIT 10.21

                          [Letterhead of Cook Imaging]


TO:   David Crockford
      Discovery Laboratories
      787 7th Avenue, 44th Floor
      New York, New York  10019

FROM: Joanne W. Daly, Project Coordinator

DATE: January 29, 1997

Product
Description -  o    Tyloxapol is a detergent used to reduce the viscosity of
                    bronchopulmonary secretions. It's trade name is SuperVent(R)
                    Aerosol Solution.

Timing -       o    Formulate enough product to fill [***] vials for each of the following concentrations: [***]. The first [***] concentrations will be formulated on [***] and filled on [***]. The remaining [***] concentrations will be formulated on [***] and filled on [***]. NOTE: [***] vials will be manufactured provided CIC can fill this on their semi-automated line. If a hand fill is required, [***] vials will be made.

Storage -      o    Store the bulk drug substance and finished product at
                    controlled room temperature.

Special
Issues -       o    .[***] o NOTE: The finished product will be stored for 60
                    days free of charge from date of COOK release, after which CLIENT will accrue a storage fee of [***].

Discovery Labs approval: /s/ [illegible]                   Date: 1/30/97
                        ---------------------------             ------------

  Cook Imaging approval: /s/ Jerry Arthur                  Date: 1/29/97
                        ---------------------------             ------------

[***] Confidential treatment requested.

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                                                                     Page 2 of 5

Raw materials -

1. Tyloxapol                                         (supplied by CLIENT)
   [***]

NOTE: COOK will store any remaining bulk drug substance for 30 days after the fill date (unless another run is scheduled) at which time all the inventory will be sent back to CLIENT, F.O.B. Bloomington.

Components (supplied by CIC) -
[***]

Development -
[***]

Formulation -

1. One (1) GMP batch will be made consecutively for each of the following strengths:
[***].

Filtration -
[***]


Discovery Labs approval: /s/ [illegible]                   Date: 1/30/97
                        ---------------------------             ------------

  Cook Imaging approval: /s/ Jerry Arthur                  Date: 1/29/97
                        ---------------------------             ------------

[***] Confidential treatment requested.

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                                                                     Page 3 of 5

Filling -
[***]

Chemistry (NOTE: All final release testing for the [***] strengths will occur simultaneously)-
[***]

5. Retain samples will be stored for a period of four years past the date of manufacture if no expiration date is provided. At the end of the four years, the samples will be destroyed.

Microbiology -
[***]


Discovery Labs approval: /s/ [illegible]                   Date: 1/30/97
                        ---------------------------             ------------

  Cook Imaging approval: /s/ Jerry Arthur                  Date: 1/29/97
                        ---------------------------             ------------
[***] Confidential treatment requested.

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                                                                     Page 4 of 5

Inspection -    o   Product will be 100% visually inspected per CIC procedures.

                o   Any rejects will be returned to DL.

Labeling -      o   CIC to provide computer generated labeling for box and case.
                    DL to label containers.

Packaging -     o   Per CLIENT's request, CIC will package 10 vials box. o
                    Entire batch will be packaged and shipped to DL or DL's designate. CIC will not sublot and package.

Shipping -      o   Shipments are F.O.B. Bloomington.

Disposal -      o   Disposal of product and process waste will be performed by
                    CIC.

                o Any disposal costs incurred by CIC will be charged back to Client plus 10% for CIC handling.

Documentation provided by CIC -

1. Master batch record for review and approval by CIC and Client.
2. Product specific validation summaries.
3. Executed batch records.
4. Access to CIC DMF

Required from DL -

NOTE: Failure to supply the following will result in a delay of the first scheduled run and a cost increase.
[***]

Discovery Labs approval: /s/ [illegible]                   Date: 1/30/97
                        ---------------------------             ------------

  Cook Imaging approval: /s/ Jerry Arthur                  Date: 1/29/97
                        ---------------------------             ------------

[***] Confidential treatment requested.

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                                                                     Page 5 of 5

Project price to include

[***] *Will be shipped F.O.B. Bloomington to DL upon completion of project.

Discovery Labs approval: /s/ [illegible]                   Date: 1/30/97
                        ---------------------------             ------------

  Cook Imaging approval: /s/ Jerry Arthur                  Date: 1/29/97
                        ---------------------------             ------------

[***] Confidential treatment requested.